Investment Adviser
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD



      This report is not to be distributed unless preceded or accompanied by a prospectus.
                      Legg Mason Wood Walker, Incorporated
--------------------------------------------------------------------------------

                            111 South Calvert Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (bullet) 539 (bullet) 0000


[recycled logo] Printed on Recycled Paper
LMF-006
11/96



                             Report to Shareholders
                            For the Six Months Ended
                               September 30, 1996
                                       The
                                   Legg Mason
                                      Total
                                     Return
                                   Trust, Inc.
                                  Primary Class


                           Putting Your Future First


                            [Legg Mason Funds Logo]

To Our Shareholders,


     In the three months ended September 30, 1996, the Total Return Trust's net asset value per share rose from $16.74 to $17.61. Assuming reinvestment of the $0.105 per share dividend paid in August, the Trust's total return (appreciation plus reinvested dividends) for the quarter was 5.9%. Total returns on the Value Line index of 1700 stocks and Standard & Poor's 500 stock composite index were 1.2% and 3.1%, respectively, during the same period. In the nine months through September 30, the Trust's total return was 16.6%, compared to total returns of 9.7% and 13.5% on the Value Line and Standard & Poor's indices.

     The Trust continues to invest primarily in dividend-paying common stocks which we believe are undervalued. Our objective is to earn long-term returns which preserve and increase the purchasing power of your investment after taxes and inflation. While there are no certainties in investing, we believe that ownership of a diversified portfolio of value stocks continues to offer good prospects of achieving that objective on a long-term basis.

     On the following pages, Nancy Dennin and Bill Miller, the Trust's portfolio managers, comment on the investment outlook.

     Your Board of Directors has approved an ordinary income dividend of $0.136 per share, payable on October 30, 1996 to shareholders of record on October 25. Most shareholders will receive this dividend in the form of additional shares credited to their accounts.

                                            Sincerely,

                                            /s/ John F. Curley, Jr.

                                            John F. Curley, Jr.
                                            President

November 8, 1996

Portfolio Managers' Comments

     Your fund's results for the three, nine and twelve months ended September 30, 1996 are shown below with comparable data for the leading market indices:

                                       Lipper
                              Total   Growth &
                             Return    Income     S&P       Dow
                              Trust     Funds     500      Jones
--------------------------------------------------------------------------------
             3 months         5.85%    2.90%     3.09%     4.64%
             9 months        16.59%   12.44%    13.49%    16.95%
             1 year          19.60%   17.24%    20.32%    25.72%

As you can see, your fund outperformed its peer group+ for the three, nine and twelve months ended September 30, 1996. Your fund also outperformed the S&P 500 and the Dow Jones Industrial Average in the third quarter, and has outperformed the S&P 500 year to date, while performing in line with the Dow over this period.

     The third quarter results mask a very volatile three months for the equity market. After setting new highs in the second quarter, the market began a short decline that culminated in a 10% intraday sell-off on July 16. For long-term investors, sell-offs provide an opportunity. For speculators, they provide a lesson.

     The decoupling of the bond and stock markets that occurred in the first half of the year--when long-term Treasuries lost almost 10% of their value, while equities were up by about the same amount--has run its course. During the stock market sell-off, bonds rallied. Quantitative work suggests that equities are currently fairly valued relative to bonds. For stocks to move higher, bonds need to do well.

     The volatility of the equity and debt markets this year is remarkable, given the sanguine economic and inflation data. Recent U.S. inflation volatility has been only one-quarter of that which existed in the late 1980s and only one-third of the rate that existed in the early 1990s. Changes in commodity price volatility have led changes in inflation volatility with remarkable reliability since 1971. Commodity price volatility is at 27 year lows and remains in its downward trend. This suggests that the trend toward declining inflation volatility is not about to reverse soon.

     The economic environment the U.S. has experienced over the last five years is often referred to as "The Goldilocks Economy," it hasn't been too weak, nor has it been too strong. Since 1991, economic growth has averaged 2.8%. The economy should continue along this path, growing 2.5-3.0% for the remainder of this year and into 1997.

     The valuation of the equity market is "just right" given the current levels of interest rates and inflation. Over the last 75 years, when the CPI has been 3.5% or less--it's 2.7% now--the average market multiple has been 16x, slightly less than the current multiple. In contrast, the fund continues to trade at a significant discount to the market on both 1996 and 1997 estimated earnings. Even after the fund's strong performance in the first nine months of the year, it is trading at only 12x 1996 and 10.5x 1997 estimated earnings.

     We have tried to use the volatility in the markets this year to take advantage of what we consider to be attractive opportunities. Throughout the year, we have purchased the 30-year Treasury bond after the bond market has, in our opinion, overreacted to economic data.

     Our most recent purchase was at the beginning of the third quarter with the long bond at a 7.15% yield. We now have about 6% of the fund's assets in the 30-year treasury. Although we still believe the long bond is attractive, we don't foresee increasing the fund's stake from here.

     We added four new securities to the portfolio in the third quarter, and sold three, as shown in the table on page 4. We purchased Hercules, a diversified chemical company. Hercules has many of the attributes we look for in our decision making process: it competes in sectors with an oligopoly structure, it is almost always the low-cost producer and price leader, all of its businesses create excess capital, its business lines are not very cyclical, and most importantly, in our opinion, management is focused on creating shareholder value. There is no price at which management will not buy back stock as long as they remain confident that they can achieve their targeted growth rate of at least 15%, before acquisitions. Growth at 15% means earnings per share will double every five years. What is perhaps most remarkable is that in the last five years, sales have declined by approximately one-third, as management has been exiting low return businesses, while EBIT (earnings before interest and taxes) margins have tripled and net income has increased fourfold.

     We also purchased General Motors Corp. during the quarter. The stock has come under some recent

+As measured by Lipper Analytical Services, Inc.

pressure due to the strike by the Canadian Auto Workers, and the firm's negotiations with the United Auto Workers of America. We believe that most of the bad news is already reflected in the stock price. Putting the strike aside, the stock is trading at only one-half the market multiple on 1996 and 1997 estimated earnings, and more importantly in our opinion, the company is expected to generate about $10 per share in free cash flow next year. General Motors has generated, on average, about $8 billion in free cash flow over each of the last three years. However, until recently most of that cash went to funding the company's large unfunded pension plan, which is now fully funded by the company's calculation. We expect some of the free cash flow will begin to be returned to shareholders next year, both through higher dividends and share repurchases.

     Lastly, we purchased small positions in two thrifts during the quarter. We purchased Bank United Corp. on its initial public offering, and we also purchased Collective Bancorp in New Jersey. Unfortunately, both stocks moved up quite a bit before we had a full position. We slightly cut back our position in Chase Manhattan Bank to offset these purchases, since we don't want to increase the financial weighting in the fund. However, we are still very bullish on the prospects for Chase and the other financials in the fund. Although many of them have done very well this year, we believe they are still attractive. Chase, for example, is up 40% this year, yet the stock sells at only 11x this year's estimated earnings, or only 68% of the market's multiple. At the beginning of the year, Chase sold at only 50% of the market's multiple. We continue to believe that banks deserve even higher multiples for several reasons.

     First,  banks  are  generating  higher  returns  on equity  than  corporate
America: in the second quarter, banks earned about 18% on equity, compared with 16% for the S&P 500. Second, we expect bank earnings to continue to outpace the growth in corporate profits, with bank earnings advancing 10-12% next year compared to about 7% for the S&P 500. Additionally, credit quality continues to be well controlled. A recent study by Veribanc, Inc. revealed that the most serious credit card delinquencies, those payments at least 90 days past due, declined in the second quarter, after rising for seven straight quarters.

     Lastly, we expect consolidation to pick up within the next few months. We believe the NationsBank/Boatmen's Bancshares deal announced on August 30th is the beginning of the next wave of consolidation. NationsBank agreed to pay about 2.5x book value and 15x 1997 estimated earnings for Missouri based Boatmen's, with $41 billion in assets. We believe this deal will ignite another major round of merger activity among U.S. banks. During 1995, each major deal changed the national banking landscape and served as a meaningful catalyst for other banks to move quickly or else lose the opportunity to acquire coveted institutions and customer bases.

     We sold Witco during the quarter as it reached our price target. We also sold Ultramar, a refining company. When we purchased the stock about two years ago, we expected the company to earn over $4 this year, due to higher refining margins. While refining margins have moved up from time to time, they have not been sustainable at higher levels; consequently, Ultramar's earnings power has not materialized. While we were wrong in our investment case, we still had a nice profit in the stock.

     Lastly, we sold Philip Morris and significantly cut back our stake in RJR Nabisco. Fundamentally, both stocks are still very attractive. Philip Morris has over a 5% yield, earnings are growing about 15% annually, as has the dividend, and management is buying in stock. However, part of our investment case was predicated on the fact that the tobacco companies had never lost a lawsuit. That changed in August, when a Florida jury awarded $750,000 to a plaintiff in a suit filed against American Tobacco, a unit of Brown & Williamson.

     Many investors, including ourselves, were surprised by the verdict, and we believe the probability of the award being overturned on appeal is low. As a result of this verdict, we believe the risk profile for the tobacco industry has gone up. We thought it was prudent to substantially reduce our exposure in the tobacco area until we are better able to assess the future risk-adjusted reward potential for the industry.

     We would like to thank our shareholders, both old and new, for their confidence. As always, we appreciate your support and welcome your comments and suggestions.

                                                               Nancy Dennin, CFA
                                                                Bill Miller, CFA



November 4, 1996
DJIA 6041.68

Performance Information
Legg Mason Total Return Trust, Inc.

Total Return for One, Five, Ten Years and Life of Fund, as of
September 30, 1996
     The returns shown on this page are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.
     The fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.
     The fund's total returns as of September 30, 1996 were as follows:

                                       Cumulative    Average Annual
                                      Total Return    Total Return
--------------------------------------------------------------------------------
          Primary Class:
             One Year                     +19.60%        +19.60%
             Five Years                   +97.69         +14.60
             Ten Years                   +176.92         +10.72
             Life of Class+              +187.56         +10.21

          Navigator Class:
             One Year                     +20.82%        +20.82%
             Life of Class++              +50.03         +24.73
--------------------------------------------------------------------------------

 +Primary Class inception--November 21, 1985
++Navigator Class inception--December 1, 1994

Selected Portfolio Performance

      Biggest gainers for the 3rd quarter 1996*
--------------------------------------------------------------------------------
       1. International Business Machines
            Corporation                               +25.8%
       2. Lloyds TSB Group plc                        +20.9%
       3. Standard Federal Bancorporation             +18.8%
       4. Enhance Financial Services Group Inc.       +17.9%
       5. Northrop Grumman Corporation                +17.8%
       6. Washington Federal, Inc.                    +15.2%
       7. National Golf Properties, Inc.              +14.9%
       8. The Chase Manhattan Corporation             +13.5%
       9. duPont (E.I.) de Nemours                    +11.5%
      10. Tyco Toys Inc. Series C, Cv.                +11.1%


      * Securities held for the entire quarter.


Portfolio Changes

      Securities Added
--------------------------------------------------------------------------------
      Bank United Corp.
      Collective Bancorp, Inc.
      General Motors Corporation
      Hercules, Inc.


      Biggest laggers for the 3rd quarter 1996*
--------------------------------------------------------------------------------
       1. RJR Nabisco Holdings Corp. Series C
            Depositary Shares                         -17.3%
       2. Kmart Corporation 7.75% Cv.                  -9.9%
       3. Chrysler Corporation                         -7.7%
       4. Olin Corporation                             -5.9%
       5. Telefonos de Mexico S.A. ADR                 -4.1%
       6. Ford Motor Company                           -3.5%
       7. IPC Holdings Limited                         -1.9%
       8. The Bear Stearns Companies Inc.              -1.6%
       9. United States Treasury Bond
            6.00% 2-15-26                              -0.9%
      10. Masco Corporation                            -0.8%


      Securities Sold
--------------------------------------------------------------------------------
      Philip Morris Companies Inc.
      Ultramar Corporation
      Witco Corporation

Statement of Net Assets
Legg Mason Total Return Trust, Inc.
September 30, 1996  (Unaudited)

      (Amounts in Thousands)              Shares    Value
--------------------------------------------------------------------------------

Common Stocks and Equity Interests -- 84.1%
      Aerospace -- 2.6%
      Northrop Grumman Corporation          100   $ 8,025
--------------------------------------------------------------------------------

      Automotive -- 7.5%
      Chrysler Corporation                  314     8,988
      Ford Motor Company                    175     5,469
      General Motors Corporation            175     8,400
--------------------------------------------------------------------------------
                                                   22,857
--------------------------------------------------------------------------------

      Banking -- 11.4%
      BankAmerica Corporation               122    10,013
      Lloyds TSB Group plc                2,140    12,664
      The Chase Manhattan Corporation       152    12,147
--------------------------------------------------------------------------------
                                                   34,824
--------------------------------------------------------------------------------

      Chemicals -- 9.1%
      duPont (E.I.) de Nemours              100     8,825
      Hercules, Inc.                        169     9,253
      Olin Corporation                      115     9,660
--------------------------------------------------------------------------------
                                                   27,738
--------------------------------------------------------------------------------

      Computer Services and Systems -- 4.9%
      International Business Machines
        Corporation                         120    14,940
--------------------------------------------------------------------------------

      Construction Materials -- 2.0%
      Masco Corporation                     200     6,000
--------------------------------------------------------------------------------

      Finance -- 5.8%
      Federal National Mortgage Association 252     8,789
      The Bear Stearns Companies Inc.       387     9,006
--------------------------------------------------------------------------------
                                                   17,795
--------------------------------------------------------------------------------
      Gas and Pipeline Utilities-- 2.8%
      Williams Companies, Inc.              170     8,670
--------------------------------------------------------------------------------

      Insurance -- 10.7%
      American Financial Group Incorporated 229     7,214
      CIGNA Corporation                      61     7,264
      Enhance Financial Services Group Inc. 305    10,075
      IPCHoldings Limited                   413     8,157
--------------------------------------------------------------------------------
                                                   32,710
--------------------------------------------------------------------------------


      (Amounts in Thousands)              Shares    Value
--------------------------------------------------------------------------------

      Real Estate -- 12.9%
      National Golf Properties, Inc.        346   $ 9,645
      Nationwide Health Properties, Inc.    140     3,080
      Regency Realty Corporation            373     8,335
      Resource Mortgage Capital Corporation 315     7,481
      Summit Properties, Inc.               223     4,410
      Walden Residential Properties, Inc.   300     6,337
--------------------------------------------------------------------------------
                                                   39,288
--------------------------------------------------------------------------------

      Retail Sales -- 2.1%
      J.C. Penney Company, Inc.             120     6,495
--------------------------------------------------------------------------------

      Savings and Loan -- 10.4%
      Bank United Corp.                      90     2,239
      Collective Bancorp, Inc.               53     1,513
      Great Western Financial Corporation   239     6,325
      Standard Federal Bancorporation       247    11,300
      Washington Federal, Inc.              447    10,562
--------------------------------------------------------------------------------
                                                   31,939
--------------------------------------------------------------------------------

      Telecommunications -- 1.9%
      Telefonos de Mexico S.A. ADR          180     5,782
--------------------------------------------------------------------------------

      Total Common Stocks and Equity
         Interests
         (Identified Cost-- $184,789)             257,063
--------------------------------------------------------------------------------

Preferred Shares -- 4.9%
      RJR Nabisco Holdings Corp.
         Series C Depositary Shares       1,011     5,432
      Kmart Corporation
         7.75% Cv.                          108     5,254
      Tyco Toys Inc.
         Series C, Cv.                      685     4,281
--------------------------------------------------------------------------------

      Total Preferred Shares
         (Identified Cost-- $15,507)               14,967
--------------------------------------------------------------------------------

Legg Mason Total Return Trust, Inc.
September 30, 1996

                                      Principal
      (Amounts in Thousands)             Amount     Value
--------------------------------------------------------------------------------

U.S. Government Obligation -- 5.5%
      United States Treasury Bond
        6.00%  2-15-26
        (Identified Cost-- $16,518)     $19,000  $ 16,696
--------------------------------------------------------------------------------

Short-Term Investments -- 5.3%
      Repurchase Agreement -- 2.6%
        Prudential Securities, Inc.
          5.75% dated 9-30-96, to be
          repurchased at $7,935 on
          10-1-96 (Collateral: $7,475
          Federal National Mortgage
          Association Mortgage-backed
          securities, 10.5% due 6-1-21,
          value $8,097)                   7,934     7,934
      Sovereign Obligation-- 2.7%
        Mexican Cetes 1-30-97        mxp 69,445     8,425
--------------------------------------------------------------------------------

      Total Short-term Investments
--------------------------------------------------------------------------------
        (Identified Cost-- $16,346)                16,359
--------------------------------------------------------------------------------
      Total Investments -- 99.8%
        (Identified Cost -- $233,160)             305,085
      Other Assets Less Liabilities -- 0.2%           482
--------------------------------------------------------------------------------

      Net assets-- 100.0%                        $305,567
--------------------------------------------------------------------------------


      (Amounts in Thousands)
--------------------------------------------------------------------------------

      Net Assets Consisting of:
      Accumulated paid-in capital
        applicable to:
        16,891 Primary shares
          outstanding                  $215,180
          463 Navigator shares
          outstanding                     6,095
      Undistributed net investment
          income                          2,411
      Undistributed net realized gain on
          investments                     9,956
      Unrealized appreciation of
          investments                    71,925

--------------------------------------------------------------------------------
      Net assets-- 100.0%                        $305,567
--------------------------------------------------------------------------------

      Net asset value per share:
        Primary Class                              $17.61
--------------------------------------------------------------------------------
        Navigator Class                            $17.68


mxp Mexican peso
    See notes to financial statements.

Statement of Operations
Legg Mason Total Return Trust, Inc.
For the Six Months Ended September 30, 1996  (Unaudited)

      (Amounts in Thousands)
------------------------------------------------------------------------------------------
Investment Income:
      Dividends:
        Affiliated companies                                     $  151
        Other securities (net of foreign taxes withheld of $41)   4,909
      Interest                                                    2,380
------------------------------------------------------------------------------------------

          Total investment income                                                 $ 7,440

Expenses:
      Investment advisory fee                                     1,071
      Distribution and service fees                               1,391
      Transfer agent and shareholder servicing expense              118
      Custodian fee                                                  80
      Reports to shareholders                                        33
      Legal and audit fees                                           29
      Registration fees                                              22
      Directors' fees                                                 5
      Other expenses                                                 10
------------------------------------------------------------------------------------------
                                                                  2,759
          Less fees waived                                          (14)
------------------------------------------------------------------------------------------
          Total expenses, net of waivers                                            2,745
------------------------------------------------------------------------------------------
      Net Investment Income                                                         4,695

      Net Realized and Unrealized Gain on Investments:
        Realized gain on investments                             13,557
        Increase in unrealized appreciation of investments        4,995
------------------------------------------------------------------------------------------
      Net Realized and Unrealized Gain on Investments                              18,552
------------------------------------------------------------------------------------------
      Increase in Net Assets Resulting from Operations                            $23,247
------------------------------------------------------------------------------------------

      See notes to financial statements.

Statement of Changes in Net Assets
Legg Mason Total Return Trust, Inc.

                                                                 For the               For the
                                                            Six Months Ended          Year Ended
      (Amounts in Thousands)                               September 30, 1996       March 31, 1996
--------------------------------------------------------------------------------------------------
                                                              (Unaudited)
Change in Net Assets:
      Net investment income                                       $ 4,695               $ 7,723
      Net realized gain on investments                             13,557                   928
      Increase in unrealized appreciation of investments            4,995                58,047
--------------------------------------------------------------------------------------------------
      Increase in net assets resulting from operations             23,247                66,698
      Distributions to shareholders from
        net investment income:
          Primary Class                                            (3,375)               (7,831)
          Navigator Class                                            (131)                 (262)
      Increase in net assets from Fund share transactions:
          Primary Class                                            11,159                15,144
          Navigator Class                                             599                   729
--------------------------------------------------------------------------------------------------
      Increase in net assets                                       31,499                74,478

Net Assets:
      Beginning of period                                         274,068               199,590
--------------------------------------------------------------------------------------------------
      End of period (including undistributed net
        investment income of $2,411 and $1,222,
        respectively)                                            $305,567              $274,068

      See notes to financial statements.

Financial Highlights
Legg Mason Total Return Trust, Inc.

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.


                                                            Primary Class                                 Navigator Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  For the Years
                                 For the Six            For the Years Ended March 31,             For the Six    Ended March 31,
                                Months Ended   -------------------------------------------------- Months Ended  -------------------
                               Sept. 30, 1996   1996      1995       1994        1993      1992  Sept. 30, 1996   1996   1995(A)
-----------------------------------------------------------------------------------------------------------------------------------
                                  (Unaudited)                                                     (Unaudited)
Per Share Operating Performance:
      Net asset value, beginning
        of period                   $16.45     $12.79    $13.54     $13.61      $11.64     $ 9.64    $16.52      $12.83  $12.66
-----------------------------------------------------------------------------------------------------------------------------------
      Net investment income           0.27       0.48      0.33       0.36        0.39       0.34      0.36        0.62    0.15
      Net realized and unrealized
         gain (loss) on investments   1.10       3.69     (0.19)      0.24        1.89       1.91      1.10        3.72    0.25
-----------------------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                    1.37       4.17      0.14       0.60        2.28       2.25      1.46        4.34    0.40
-----------------------------------------------------------------------------------------------------------------------------------
      Distributions to share-
        holders from:
        Net investment income        (0.21)     (0.51)    (0.29)     (0.33)      (0.31)     (0.25)    (0.30)      (0.65)  (0.06)
      Net realized gain on
        investments                     --         --     (0.60)     (0.34)        --         --        --          --    (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
      Total distributions            (0.21)     (0.51)    (0.89)     (0.67)      (0.31)     (0.25)    (0.30)      (0.65)  (0.23)
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of
        period                      $17.61     $16.45    $12.79     $13.54      $13.61     $11.64    $17.68      $16.52  $12.83
      Total return                    8.36%(C)  33.23%     1.09%      4.57%      19.88%     23.59%     8.92%(C)   34.67%   2.28%(C)
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
      Ratios to average net assets:
        Expenses                      1.95%(B,D) 1.95%     1.93%      1.94%       1.95%(B)   2.34%     0.87%(B,D)  0.94%   0.86%(D)
        Net investment income         3.3%(B,D)  3.2%      2.5%       2.7%        3.1%(B)    3.1%      4.3%(B,D)   4.2%    3.6%(D)
      Portfolio turnover rate        39.6%(D)   34.7%     61.9%      46.6%       40.5%      38.4%     39.6%(D)    34.7%    61.9%
      Average commission rate
        paid(E)                      $0.0581      --        --         --          --         --      $0.0581       --       --
      Net assets, end of period
        (in thousands)              $297,387 $267,010  $194,767   $184,284    $139,034    $52,360    $8,180      $7,058   $4,823

      (A) For the period December 1, 1994 (commencement of Navigator Class) to March 31, 1995.
      (B) Net of fees waived by the Adviser in excess of a voluntary expense limitation of 1.95% on the Primary Class from November 1, 1992, and 0.95% on the Navigator Class from inception, both to March 31, 1997.
      (C) Not annualized
      (D) Annualized
      (E) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

          See notes to financial statements.

Notes to Financial Statements
Legg Mason Total Return Trust, Inc.

(Amounts in Thousands)  (Unaudited)
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1. Significant Accounting Policies:
           The Legg Mason Total Return Trust, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

           The Fund consists of two classes of shares: Primary Class, offered since 1985, and Navigator Class, offered to certain institutional investors since December 1, 1994. Expenses of the Fund are allocated proportionately to the two classes of shares except for 12b-1 distribution fees, which are charged only on Primary shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation
           Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities, and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Short-term securities are valued at cost which, when combined with accrued interest receivable, approximates current value.

      Dividends and Distributions to Shareholders
           Net investment income for dividend purposes consists of dividends and interest earned, less expenses. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Net capital gain distributions are declared and paid after the end of the tax year in which the gains are realized.

      Security Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis.

      Repurchase Agreements
           All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
           Investment transactions for the six months ended September 30, 1996 (excluding short-term securities) were as follows:

           Purchases                         $69,571
           Proceeds from sales                52,119


           At September 30, 1996, the cost of securities for federal income tax purposes was $233,160. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $76,592 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,667.

3. Fund Share Transactions:
           At September 30, 1996 there were 100,000 shares authorized at $.001 par value for all classes of the Fund. Transactions in Fund shares were as follows:

                                     For the            For the
                                Six Months Ended      Year Ended
                               September 30, 1996   March 31, 1996
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             Primary Class      Shares    Amount   Shares   Amount
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             Sold                1,611  $ 27,024    3,191 $ 47,587
             Reinvestment of
               distributions       195     3,276      528    7,596
             Repurchased        (1,142)  (19,141)  (2,722) (40,039)
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             Net increase          664  $ 11,159      997 $ 15,144
================================================================================

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                                     For the            For the
                                Six Months Ended      Year Ended
                               September 30, 1996   March 31, 1996
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             Navigator Class    Shares    Amount   Shares   Amount
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             Sold                   67    $1,132      100  $ 1,483
             Reinvestment of
               distributions         8       131       18      259
             Repurchased           (39)     (664)     (68)  (1,013)
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             Net increase           36    $  599       50  $   729
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4. Transactions With Affiliates:
           The Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("Adviser"), a corporate affiliate of
      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Fund. Under this agreement, the Adviser provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee at an annual rate of 0.75% of average daily net assets, calculated daily and payable monthly. At September 30, 1996, $202 was due to the Adviser.

           Legg Mason, as distributor of the Fund, receives an annual distribution fee of 0.75% and an annual service fee of 0.25% of the Primary Class' average daily net assets, calculated daily and payable monthly. At September 30, 1996, $239 was due to the distributor. Legg Mason also has an agreement with the Fund's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $26 by the transfer agent for the period ended September 30, 1996. No brokerage commissions were paid to Legg Mason or its affiliates during the six months ended September 30, 1996.

           In November 1995, the Fund, along with certain other Legg Mason Funds, entered into a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended September 30, 1996, the Fund had no borrowings under the line of credit.

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